UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices) (Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 9, 2016, Unum Group, a Delaware corporation (“Unum Group” or the “Company”), announced that it had completed an offering of $350,000,000 aggregate principal amount of 3.00% Senior Notes due 2021 (the “2021 Notes”) and $250,000,000 aggregate principal amount of 5.75% Senior Notes due 2042 (the “New 2042 Notes” and, together with the 2021 Notes, the “Notes”). The New 2042 Notes constitute an additional issuance of the $250,000,000 aggregate principal amount outstanding of the Company’s 5.75% Senior Notes due 2042 issued on August 23, 2012.

The Notes were offered and sold pursuant to an Underwriting Agreement, dated May 4, 2016 (the “Underwriting Agreement”), and issued by the Company under an Indenture dated as of August 23, 2012. Copies of the Underwriting Agreement, the form of the 2021 Notes, the form of the New 2042 Notes, the opinion of Sullivan & Cromwell LLP, special counsel to the Company, relating to the validity of the Notes, and a news release concerning the offering of Notes are attached hereto as Exhibits 1.1, 4.1, 4.2, 5.1 and 99.1, respectively.

The Notes were offered and sold under the Company’s effective registration statement on Form S-3 (File No. 333-199999) filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company has filed with the SEC a prospectus supplement, dated May 4, 2016, together with the accompanying base prospectus, dated June 24, 2015, relating to the offer and sale of the Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

1.1	Underwriting Agreement, dated May 4, 2016, with respect to the 2021 Notes and the New 2042 Notes, between Unum Group and the several underwriters named in Schedule II thereto.

4.1	Form of 3.00% Senior Notes due 2021.

4.2	Form of 5.75% Senior Notes due 2042 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on August 23, 2012).

5.1	Opinion of Sullivan & Cromwell LLP, dated May 9, 2016, as to the validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	News release of Unum Group dated May 9, 2016, concerning the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)
Date: May 9, 2016	By:	/s/ J. Paul Jullienne
Name: J. Paul Jullienne
Title: Vice President, Managing Counsel, and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 4, 2016, with respect to the 2021 Notes and the New 2042 Notes, between Unum Group and the several underwriters named in Schedule II thereto.

4.1	Form of 3.00% Senior Notes due 2021.

4.2	Form of 5.75% Senior Notes due 2042 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on August 23, 2012).

5.1	Opinion of Sullivan & Cromwell LLP, dated May 9, 2016, as to the validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	News release of Unum Group dated May 9, 2016, concerning the offering of the Notes.